Accounts payable and other liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Accounts payable and other liabilities
Accounts and notes payable	¥ 15,777,784	¥ 15,850,958
Payables to contractors for construction	18,734,201	12,695,720
Retention payables to contractors	1,530,764	1,537,024
Consideration payables for business acquisition (Note 39)	22,842
Others	6,689,770	7,186,379
Total	42,755,361	37,270,081
Notes payable secured by notes receivable	¥ 245,000	¥ 89,000